Segment Information (Tables)	12 Months Ended
Dec. 31, 2024
Segment Reporting Information [Line Items]
Schedule of Segment Reporting Information, By Segment
Net loss for the years ended December 31, 2024 and 2023 is as follows (in thousands):

	2024	2023
Revenue	$1,554	$3,856
Less: Costs and expenses
Cost of sales	579	3,656
Employee costs	31,981	23,773
Technology costs	4,694	2,693
Depreciation and amortization	886	2,040
Net interest (income)/expense	(1,903)	255
Fair value changes and financing charges	16,187	49,454
Other segment items (a)	10,325	9,574

Net loss	$(61,195)	$(87,589)

*
Other segment items included in segment net loss includes marketing expense, professional fees, income tax expense, facilities costs, foreign currency exchange gains and losses, credit loss, and other overhead expenses.

BURTECH ACQUISITION CORP [Member]
Segment Reporting Information [Line Items]
Schedule of Segment Reporting Information, By Segment
The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets, which include the following:

	As of December 31,
	2024	2023
Cash and restricted cash	$758,842	$843,313
Investments held in Trust Account	47,558,112	46,893,175

	Year Ended December 31,
	2024	2023
Operating costs	$4,459,541	$3,040,539
Interest income earned on Trust Account	2,465,138	5,751,596